Exhibit 99.1

MP Materials Announces Proposed Offering of Convertible Notes

Company plans to enter into capped call transactions and repurchase shares of its common stock to opportunistically create value for shareholders

LAS VEGAS, NV – March 4, 2024 – MP Materials Corp. (NYSE: MP) (“MP Materials” or the “Company”) today announced that it plans to offer, subject to market and other conditions, $500 million principal amount of its Convertible Senior Notes due 2030 (the “notes”) through a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). MP Materials expects to grant the initial purchasers an option to purchase, for settlement within a 13-day period beginning on, and including, the date MP Materials first issues the notes, up to an additional $75 million principal amount of notes.

The notes will be senior unsecured obligations of MP Materials, and interest will be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2024. The notes will mature on March 1, 2030, unless earlier converted, redeemed or repurchased. In certain circumstances and during certain periods, the notes may be converted into cash, shares of MP Materials’ common stock (the “common stock”), or a combination of cash and shares of common stock, at MP Materials’ election.

MP Materials intends to use the net proceeds from the offering of the notes (i) to fund the cost of entering into the capped call transactions described below, (ii) to repurchase up to $300 million of shares of common stock as described below, (iii) to repurchase a portion of its 0.25% green convertible senior notes due 2026 (the “2026 notes”) as described below, and (iv) for general corporate purposes.

In connection with the offering, MP Materials expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the notes, their respective affiliates and/or other financial institutions (the “capped call counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of the common stock that will initially underlie the notes, assuming the initial purchasers do not exercise their option to purchase additional notes. The capped call transactions are expected generally to reduce potential dilution to the common stock upon conversion of the notes and/or offset any cash payments that MP Materials could be required to make in excess of the principal amount of any converted notes upon conversion thereof, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, MP Materials expects to enter into additional capped call transactions with the capped call counterparties.

In connection with establishing their initial hedges of the capped call transactions, the capped call counterparties have advised MP Materials that they or their respective affiliates expect to enter into various derivative transactions with respect to the common stock concurrently with, or shortly after, the pricing of the notes, and may unwind these various derivative transactions and purchase our common stock in open market transactions shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the notes at that time.

In addition, the capped call counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling the common stock or other of MP Materials’ securities in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of a note). This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the notes, which could affect noteholders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

Concurrently with the offering, the Company expects to enter into one or more separate and individually negotiated transactions with one or more holders of the 2026 notes to repurchase for cash a portion of the 2026 notes on terms to be negotiated with each holder (the “note repurchases”). The Company expects that holders of the 2026 notes that sell their 2026 notes to the Company in any note repurchase transaction may enter into or unwind various derivatives with respect to the common stock and/or purchase or sell shares of the common stock in the market to hedge their exposure in connection with these transactions. In particular, the Company expects that many holders of the 2026 notes employ a convertible arbitrage strategy with respect to the 2026 notes and have a short position with respect to the common stock that they would close, through purchases of the common stock and/or the entry into or unwind of economically equivalent derivatives transactions with respect to the common stock, in connection with the Company’s repurchase of its 2026 notes for cash. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the notes at that time and could result in a higher effective conversion price for the notes.

Concurrently with the offering and the note repurchases, the Company expects to repurchase up to $300 million of shares of common stock from purchasers of notes in privately negotiated transactions effected with or through one of the initial purchasers or its affiliate, pursuant to a newly adopted share repurchase program, at a purchase price per share equal to the last reported share price per share of the common stock on the date of the pricing of the offering. These repurchases could increase (or reduce the size of any decrease in) the market price of the common stock prior to or concurrently with the pricing of the notes, and could result in a higher effective conversion price for the notes.

The notes and the shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act, or under any state securities laws, and may not be offered or sold in the United States without registration under, or an applicable exemption from, the registration requirements. This press release is not an offer to sell, nor is it a solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or any jurisdiction. It is issued pursuant to Rule 135c under the Securities Act.

About MP Materials

MP Materials (NYSE: MP) produces specialty materials that are vital inputs for electrification and other advanced technologies. MP’s Mountain Pass facility is America’s only scaled rare earth production source. The Company is currently expanding its manufacturing operations downstream to provide a full supply chain solution from materials to magnetics.

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Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements under Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of the words such as “estimate,” “plan,” “shall,” “may,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, expectations regarding the proposed notes offering and the use of proceeds therefrom. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of our management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MP Materials. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, those discussed in MP Materials’ Annual Report on Form 10-K filed on February 28, 2024 under the heading “Risk Factors” and other documents filed by MP Materials with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that MP Materials does not presently know or that MP Materials currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MP Materials’ expectations, plans or forecasts of future events and views as of the date of this press release. MP Materials anticipates that subsequent events and developments will cause MP Materials’ assessments to change. However, while MP Materials may elect to update these forward-looking statements at some point in the future, MP Materials specifically disclaims any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing MP Materials’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investors:

Martin Sheehan

IR@mpmaterials.com

Media:

Matt Sloustcher

media@mpmaterials.com

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